Exhibit 31.4

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

EXCHANGE ACT RULES 13a-14(a) AND 15d-14(a) AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Ashley Johnson, certify that:

1.
I have reviewed this Amendment No. 1 on Form 10-K/A of Planet Labs PBC;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Dated: June 5, 2026

By: /s/ Ashley Johnson

Ashley Johnson

President and Chief Financial Officer

(Principal Financial Officer)